UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2018

CSG SYSTEMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27512	47-0783182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6715 S. Willow Drive, Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 200-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2018, CSG Systems International, Inc. (“CSG” or the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved the CSG Systems International, Inc. Amended and Restated 2005 Stock Incentive Plan (the “2005 Plan”).  The 2005 Plan was amended to, among other things, approve an additional 2,700,000 shares authorized for issuance under the plan.

Summaries of the material terms of the 2005 Plan are set forth in CSG’s proxy statement dated April 3, 2018 (the “2018 Proxy”).  A copy of the 2005 Plan is filed as Exhibit 10.04 to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 17, 2018, CSG held its Annual Meeting.  The proposals voted upon at the meeting, which are more fully described in CSG’s 2018 Proxy, and the results of the vote (with the percentage of total votes cast in parentheses) were as follows:

Proposal 1:  Election of Directors.  The table below shows the results of the stockholders’ vote for the election of the Class III Directors, with terms expiring in 2021:

Name of Director	For	Against	Abstain	Non-Votes
Bret C. Griess	26,836,700 (99%)	259,098 (1%)	1,605	1,862,046
Frank V. Sica	26,246,232 (97%)	846,567 (3%)	4,604	1,862,046
James A. Unruh	26,297,084 (97%)	794,143 (3%)	6,176	1,862,046

Proposal 2:  Advisory Vote to Approve the Compensation of Named Executive Officers.  The table below shows the results of the stockholders’ non-binding advisory vote on the compensation of CSG’s NEOs:

For	Against	Abstain	Non-Votes
26,121,343 (97%)	720,941 (3%)	255,119	1,862,046

Proposal 3:  Approval of the Amendment and Restatement of the CSG Systems International, Inc. Amended and Restated 2005 Stock Incentive Plan.  A proposal to approve an amendment and restatement of the CSG Systems International, Inc. Amended and Restated 2005 Stock Incentive Plan to, among other things, approve an additional 2,700,000 shares authorized for issuance under the plan, was adopted with the votes shown:

For	Against	Abstain	Non-Votes
25,829,916 (96%)	1,194,650 (4%)	72,837	1,862,046

Proposal 4:  Ratification of the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for Fiscal 2018. The table below shows the results of the stockholders’ vote for the ratification of the appointment of KPMG LLP as CSG’s independent registered public accounting firm for fiscal 2018:

For	Against	Abstain
28,483,001 (98%)	456,316 (2%)	20,132

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.04	CSG Systems International, Inc. Amended and Restated 2005 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 21, 2018

CSG SYSTEMS INTERNATIONAL, INC.
By:	/s/ Rolland B. Johns
Rolland B. Johns
Chief Accounting Officer